Exhibit 10.2
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 Form PTO-1595            RECORDATION FORM COVER SHEET        U.S. DEPARTMENT OF
 (Rev. 03/01)                     PATENTS ONLY                 COMMERCE
                                                              U.S. Patent and
 OMB No. 0651-0027 (exp. 5/31/2002)                            Trademark Office

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   To the Honorable Commissioner of Patents and Trademarks: Please record the attached original documents or copy thereof.

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
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
1. Name of conveying party(ies):                2. Name and address of receiving party(ies)
Smart Adds Inc.                                    Name: Simon Davies
                                                ---------------------------------------------------------

                                                  Internal Address: Onston Hall
                                                ---------------------------------------------------------

Additional name(s) of conveying                 ---------------------------------------------------------
party(ies) attached? [ ] Yes [X] No
--------------------------------------------    ---------------------------------------------------------
3. Nature of conveyance:

   [ ] Assignment          [ ] Merger
                                                Street Address: Onston Lane
   [ ] Security Agreement  [ ] Change of                       ------------------------------------------
                               Name

   [X] Other Security Agreement is attached.    Onston
                                                ---------------------------------------------------------

                                                City: Cheshire          State: CW8 2RG  Zip: U.K.
                                                     ------------------       ---------     -------------
   Execution Date: December 21, 2005            Additional name(s) & addresses) attached? [X] Yes [ ] No
--------------------------------------------    ---------------------------------------------------------
4. Application number(s) or patent number(s):

   If this document is being filed together with a new application, the execution date of the application is: __________


   A. Patent Application No.(s)                 B. Patent No.(s)
      11/202,665
      11/202,859

                         Additional numbers attached? [X] Yes [ ] No
--------------------------------------------    ---------------------------------------------------------
5. Name and address of party to whom            6. Total number of applications and patents involved: [2]
   correspondence concerning document should    ---------------------------------------------------------
   be mailed:
                                                7. Total fee (37 CFR 3.41).........$80.00
   Name: Phillip Riblett
        ------------------------------------       [X] Enclosed
   Internal Address: Freshfields Bruckhaus
   -----------------------------------------       [ ] Authorized to be charged to deposit account
   Deringer LLP                                 ---------------------------------------------------------
   -----------------------------------------    8. Deposit account number:
   -----------------------------------------
   Street Address: 520 Madison Ave.,
                   34th Floor
   -----------------------------------------    -----------------------------------------
   City: New York   State: NY   Zip: 10022      (Attach duplicate copy of this page if paying by deposit
                                                 account)
--------------------------------------------    ---------------------------------------------------------
                                   DO NOT USE THIS SPACE
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9. Statement and signature.

   To the best of my knowledge and belief, the foregoing information is true and correct and any attached copy is a true copy of the original document.

   Mike Carrender, Smart Adds Inc.                                        December 21, 2005
   -------------------------------   -----------------------------   --------------------------
       Name of Person Signing                  Signature                        Date

             Total number of pages including cover sheet, attachments, and documents: [15]
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

    Mail documents to be recorded with required cover sheet information to:
  Commissioner of Patents & Trademarks, Box Assignments Washington, D.C. 20231